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                                                                   EXHIBIT 10.14


                        RESTATED SHARE EXCHANGE AGREEMENT


      This Agreement is dated as of May 21, 1998 (as restated as of July 9, 1998, effective as of May 21, 1998) and is by and among IDG Books Worldwide, Inc., a Delaware corporation (the "Company"), IDG Enterprises, Inc., a Delaware corporation ("Enterprises"), International Data Group, Inc., a Massachusetts corporation ("IDG"), and State Street Bank and Trust Company, not in its individual or corporate capacities but solely in its capacity as trustee (the "Trustee") of the IDG Books Worldwide, Inc. Employee Stock Ownership Trust (the "Trust"), which implements and forms a part of the IDG Books Worldwide, Inc. Employee Stock Ownership Plan (the "Plan").

                              PRELIMINARY STATEMENT

      The Trust owns 1619.1 shares of the Class A common stock, $.01 par value, of IDG (the "IDG Shares"). Subject to the terms and conditions of this Agreement, the Trust will deliver the IDG Shares to Enterprises in exchange for
(a) the sum of $12,896, and (b) 394,251 shares (the "Company Shares") of the Class B common stock, $.001 par value, of the Company (the "Class B Common Stock").

                                   AGREEMENTS

1.    Exchange of Shares

      1.1 Transfer of IDG Shares. The Trust hereby transfers and assigns to Enterprises all of the IDG Shares, and hereby delivers to Enterprises certificate no. 196 representing the IDG


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Shares, accompanied by a duly executed stock power providing for the transfer of the IDG Shares to Enterprises.

      1.2 Transfer of Company Shares. Enterprises hereby transfers and assigns to the Trust all of the Company Shares, and hereby delivers to the Trust a check in the amount of $12,896 and certificate no. CB-2 representing the Company Shares.

2.    Representations and Warranties of the Company

      The Company hereby represents and warrants to the Trust as follows:

      2.1 Corporate Organization and Good Standing of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as such business is now being conducted.

      2.2 Capitalization. The Company's authorized capital stock consists of 25,000,000 shares of Class A common stock, $.001 par value (the "Class A Common Stock") and 400,000 shares of Class B Common Stock, of which immediately prior to the transactions contemplated hereby 10,705,749 shares of Class A Common Stock and 394,251 shares of Class B Common Stock were issued, outstanding and held of record by Enterprises. All of such shares, including the Company Shares, have been duly authorized and validly issued and are fully paid and non-assessable, and (assuming the accuracy of the representations and warranties of IDG and Enterprises contained in section 3.2 hereof) the delivery of the Company Shares to the Trust pursuant to this Agreement will convey to the Trust indefeasible title thereto. Except for options issued to employees of the Company for the purchase of an aggregate of not exceeding 1,700,000 shares of Class A Common Stock, there are no outstanding options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, shares of the Company's capital stock, and there are no agreements, arrangements or understandings to which


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the Company is a party or by which it is bound pursuant to which the Company is or may be required to issue or sell additional shares of its capital stock.

      2.3 Authority. The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable against the Company in accordance with its terms except as the same may be limited by the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies.

      2.4 No Conflicts. The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated herein, do not and will not (a) require the consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person which has not been obtained, (b) conflict with or result in any violation of or default under any provision of the Amended and Restated Certificate of Incorporation or By-laws of the Company, or any material mortgage, indenture, lease, agreement or other material instrument, permit, concession, grant, franchise or license to which the Company is a party or by which it or its properties are bound, (c) violate any law, ordinance, rule, regulation, judgment, order or decree applicable to the Company, or (d) result in the creation of any security interest, claim, lien, charge or encumbrance upon any of the Company Shares.


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      2.5   ESOP Plan and Trust. The Plan and the Trust have been duly adopted, and the Trustee has been duly appointed as trustee of the Trust, by all necessary action on the part of the Company. The Plan and Trust are designed to be in compliance with applicable provisions of ERISA, and the Company is not aware of any respects in which the Plan and Trust are not in compliance therewith.

      2.6 Employer Securities. The Company Shares will constitute "employer securities" within the meaning of Section 409(l) of the Internal Revenue Code of 1986, as amended (the "Code").

3.    Representations and Warranties of Enterprises and IDG.

      IDG and Enterprises hereby jointly and severally represent and warrant to the Trust as follows:

      3.1 Corporate Organization and Good Standing of Enterprises. Enterprises is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as such business is now being conducted.

      3.2 Title to Stock. Enterprises has not caused any pledge, lien, security interest, encumbrance, restriction on transfer or other defect to be imposed on the Company Shares. Upon delivery of the Company Shares to the Trust in accordance with this Agreement, the Trust will have indefeasible title to the Company Shares.

      3.3 Capitalization of IDG. IDG's authorized capital stock consists of 1,000,000 shares of Class A voting common stock, $.01 par value, of which 512,476 shares are presently issued and outstanding, and 1,000,000 shares of Class B non-voting common stock, $.01 par value, of which no shares are presently issued or outstanding. Except for outstanding options under which


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IDG is required to purchase, and the optionees are required to sell, all shares as to which such options are exercised, there are no outstanding options, warrants or other rights to subscribe for or purchase, or securities convertible into or exchangeable for, shares of IDG's capital stock, and there are no agreements, arrangements or understandings to which IDG is a party or by which it is bound pursuant to which IDG is or may be required to issue or sell additional shares of its capital stock.

      3.4 Necessary Authority. Enterprises and IDG have all requisite power and authority to enter into, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of Enterprises and IDG. This Agreement has been duly executed and delivered by Enterprises and IDG and constitutes the valid and legally binding obli-gation of each corporation, enforceable against each corporation in accordance with its terms except as the same may be limited by ERISA or by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies.

      3.5 No Conflicts. The execution, delivery and performance of this Agreement by Enterprises and IDG, and the consummation by each of the transactions contemplated herein, do not and will not (a) require the consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person which has not been obtained,
(b) conflict with or result in any violation of or default under, any provision of the Certificate of Incorporation or By-laws of Enterprises, the Articles of Organization or By-laws of IDG, or any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise or license to which Enterprises or IDG is a party or by which either corporation or its properties are bound, (c) violate any law,


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ordinance, rule, regulation, judgment, order or decree applicable to Enterprises or IDG, or (d) result in the creation of any security interest, claim, lien, charge or encumbrance upon any of the Company Shares.

4.    Representations and Warranties of the Trust.

      The Trustee, on behalf of the Trust, hereby represents and warrants to the Company and to Enterprises as follows:

      4.1 Title to the IDG Shares. The Trustee has not caused any pledge, lien, security interest, encumbrance or restriction on transfer or other defect in title to be imposed on the IDG Shares.

      4.2 Necessary Authority. The Trustee, on behalf of the Trust, has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Trustee, on behalf of the Trust, and constitutes the legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, except as the same may be limited by ERISA or by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereinafter in effect, and subject to the availability of equitable remedies.

      4.3 No Conflicts. The execution, delivery and performance of this Agreement by the Trustee, on behalf of the Trust, and the consummation of the transactions contemplated herein, do not and will not (a) require the consent or approval of, or filing with, any person or public authority, or (b) constitute or result in a breach of any provision of the Plan, the Trust, or any other agreement or arrangement to which the Trust is a party or by which it or its properties are bound.

      4.4 Valuation Opinion. The Trustee has received an opinion of Marshall & Stevens dated as of the date of this Agreement to the effect that (a) the consideration to be received by the Trust in exchange for the IDG Shares is no less than the fair market value, within the meaning of Section


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3(18)(B) of ERISA, of the IDG Shares, and (b) the exchange transaction provided for herein is fair to the Trust from a financial point of view.

5.    Agreements Relating to IPO.

      The Company acknowledges that, as soon as practicable after the date hereof, it intends to file a registration statement under the Securities Act of 1933, as amended (the "Act"), providing for an offering to the public of shares of its authorized and unissued Class A Common Stock (the "IPO"). The parties hereto hereby agree that, on and as of the date of the closing of the IPO (the "IPO Closing Date"), the Trustee will transfer and assign all of the Company Shares to Enterprises, and Enterprises shall transfer and assign to the Trust such number of shares of Class A Common Stock held by it as shall equal the number of Company Shares. Such transfer by the Trustee shall take place in two installments as follows: (a) the first installment shall consist of the transfer to Enterprises of 194,251 Company Shares in exchange for a like number of shares of the Class A Common Stock held by Enterprises; and (b) the second installment
(i) shall occur immediately after the conversion by Enterprises of the aforesaid 194,251 Company Shares to Class A Common Stock pursuant to the terms of the Company's certificate of incorporation, and (ii) shall consist of the transfer by the Trustee of the 200,000-share balance of Company Shares in exchange for a like number of the shares of Class A Common Stock held by Enterprises. The parties hereto agree to execute and deliver such documents and take such other action, including without limitation the delivery of certificates and stock powers, as shall be necessary to carry out the provisions of this section 5. For purposes of section 6 of this Agreement: the term "Company Shares" as applied to periods prior to the IPO Closing Date shall mean the shares of Class B Common Stock transferred by Enterprises to the Trust pursuant to this Agreement; and the term "Company Shares" as applied to periods from and after the IPO Closing Date shall mean the shares of Class A Common Stock transferred by Enterprises to the Trust pursuant to this section 5.


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6.    Certain Covenants of the Company.

      6.1 Valuation of Company Shares Prior to IPO Closing Date. The Company acknowledges and agrees that, prior to the IPO Closing Date, so long as any Company Shares are held by the Trust and the Class B Common Stock is not eligible for trading in an established securities market, the Company Shares will be appraised by an independent appraiser, as defined in Section 401(a)(28) of the Code, at least once each Plan year, as required by Article I, paragraph
(x), of the Plan (the "Annual Appraisal").

      6.2 Repurchase Obligation. The Company acknowledges and agrees that, subsequent to the IPO Closing Date, the Company will purchase Company Shares distributed to beneficiaries of the Trust if, and to the extent and on terms as, required by any beneficiary put option that may hereafter be included in the Plan.

      6.3 Purchase of Shares from the Trustee. Within 90 days of the date of this Agreement, the Company and IDG agree to enter into an agreement or undertaking with the Trustee pursuant to which: (a) IDG will, during the period prior to the IPO Closing Date, purchase Company Shares at no less than the value ascribed to them as set forth in the opinion of Marshall & Stevens referred to in Section 4.4 hereof or, after the first Annual Appraisal has been completed, at no less than the value ascribed to them in the most recent Annual Appraisal, as applicable, in the event that the Trustee offers Company Shares to IDG in the exercise of its fiduciary duty as trustee of the Trust; (b) during the period commencing 180 days after the IPO Closing Date, and until the first anniversary of the IPO Closing Date, in the event that the Trustee requests the Company to do so in the exercise of its fiduciary duty as trustee of the Trust, the Company shall register under the Act such Company Shares as the Trustee shall request be so registered, as soon as practicable after any such request, or, in the event of the failure or refusal of the Company so to register such Company Shares as aforesaid, the Company shall


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purchase such Company Shares from the Trustee at their then current market value; and (c) the Company shall register Company Shares under the Act as soon as practicable after any request by the Trustee for such registration delivered to the Company in writing at any time after the first anniversary of the IPO Closing Date.

7.    General

      7.1 Notices. All notices or other communications given or made hereunder shall be duly given when received if delivered in person or by facsimile or by registered or certified mail, return receipt requested, postage prepaid, to any party at the address for such party set forth on the signature page of this Agreement, or such other address as the party to whom notice is to be given has previously furnished in writing to the notifying party in the manner set forth above.

      7.2 Entire Agreement. Other than the engagement agreement between the Company and the Trustee dated May 6, 1998, and the Share Exchange Agreement dated as of May 21, 1998 of which this Agreement is a restatement, this Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, between the parties hereto with respect to such subject matter.

      7.3 Governing Law. Except to the extent that ERISA applies, this Agreement shall be construed in accordance with and governed by the internal laws of The Commonwealth of Massachusetts applicable to contracts made and performed in The Commonwealth of Massachusetts.

      7.4 Headings. The section, paragraph and other headings contained in this Agreement are for reference only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.


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      7.5   Assignment. Neither this Agreement nor any interest herein or right or obligation hereunder may be assigned by the Company or by the Trust in any manner, by operation of law or otherwise, without the prior written consent of the other party.

      7.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      7.7 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any person or under any circumstances, shall be invalid or unenforceable to any extent under applicable law, and the extent of such invalidity or unenforceability does not destroy the basis for the bargain among the parties as expressed herein, then such provision shall be deemed severed from this Agreement with respect to such person or such circumstance and without invalidating the remainder of this Agreement with respect to such person or such circumstance, without invalidating the remainder of this Agreement or the application of such provision to other persons or circumstances, and a new provision shall be automatically substituted in lieu of the provision so severed, which new provision shall be as similar in terms to the invalid or unenforceable provision as possible.

      7.8 Amendment. This Agreement may be amended only by an instrument in writing executed on behalf of all of the parties hereto.

      7.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.



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      IN WITNESS WHEREOF, the parties have caused this Restated Share Exchange
Agreement to be executed on and as of July 9, 1998, effective as of May 21, 1998.



IDG BOOKS WORLDWIDE, INC.              STATE STREET BANK AND TRUST
                                       COMPANY, as Trustee


By__________________________________   By_______________________________________
  Title: Exec. Vice President            Title:  Vice President



Address:                                 Address:
  919 East Hillsdale Blvd.               John Marshall Building
  Suite 400                              Battery March Park,
  Foster City, CA  94404                 3 Pine Hill Dr.
  Fax No.:  650-655-3072                 Quincy, MA  02169
                                         Fax No.:  617-376-7313



IDG ENTERPRISES, INC.                  INTERNATIONAL DATA GROUP, INC.


By__________________________________   By_______________________________________
  Title:  Vice President                 Title:  Vice President



Address:                               Address:
  c/o International Data                 One Exeter Plaza
  Group, Inc.                            Boston, MA  02116
  One Exeter Plaza                       Fax No.:  617-262-3636
  Boston, MA  02116
  Fax No.:  617-262-3636


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